UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): July 20, 2004


                        FIRST FINANCIAL BANKSHARES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


      Texas                           0-7674                      75-0944023
------------------------      ---------------------         --------------------
(State of Incorporation)      (Commission File No.)         (IRS Employer
                                                             Identification No.)


                      400 Pine Street, Abilene, Texas 79601
                      -------------------------------------
              (Address of Principal Executive Offices and Zip Code)

                  Registrant's Telephone Number (325) 627-7155

ITEM 12.  Results of Operations and Financial Condition

     Attached as an exhibit to this Form 8-K is the earnings release for the quarter ended June 30, 2004 of First Financial Bankshares, Inc.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FIRST FINANCIAL BANKSHARES, INC.
                                      (Registrant)



DATE:  July 20, 2004                  By:  /S/ F. Scott Dueser
                                           -------------------------------------
                                           F. SCOTT DUESER
                                           President and Chief Executive Officer

                                                                         EXHIBIT

For immediate release              For More Information:
                                   J. Bruce Hildebrand, Executive Vice President
                                   325.627.7155

                      FIRST FINANCIAL BANKSHARES ANNOUNCES
                             SECOND QUARTER EARNINGS


ABILENE, Texas, July 20, 2004 - First Financial Bankshares, Inc. today reported quarterly earnings of $9.17 million for the second quarter of 2004 as compared to $9.22 million for the same period last year, a 0.58% decrease. Earnings per share for the quarter amounted to $0.59 as compared to $0.60 for the second quarter of 2003, a 1.7% decrease. The primary reason for the slight decline in net income in the second quarter was the difference in the amount of student loan sales in this year's second quarter compared to the same quarter last year. During the second quarter of 2003, the Company had a $1.6 million gain from the sale of $53 million in student loans, compared to $638,000 in gains from a $17 million student loan sale in the second quarter of 2004. A large $1.8 million gain from the sale of $60 million in student loans was recognized in the first quarter of 2004. Gains from student loan sales in the first half of 2004 were $2.4 million, compared to gains of $1.8 million in the first half of last year.

For the six months ended June 30, 2004, net income totaled $19.26 million as compared to $17.67 million for the first six months of 2003, a 9.0% increase. Earnings per share for the first six months of 2004 amounted to $1.24 per share compared to $1.14 per share for the first six months of 2003, an 8.8% increase.

On a six month year-to-date basis, the Company continued to increase its net interest income, 3.8% over the prior period, and experienced an 18.9% increase in total service fees on deposits, all contributing factors to strong growth for the six month period. Revenue from service fees increased as a result of a higher volume of transactions following the enhancement of our overdraft privilege product for our customers.

As of June 30, 2004, consolidated assets for the Company totaled $2.081 billion, compared to $2.028 billion a year earlier. Loans totaled $1.010 billion at June 30, 2004, an increase of $88.9 million and total deposits were $1.747 billion compared to $1.744 billion in 2003. Shareholders' equity at June 30, 2004, amounted to $249.3 million versus $251.2 million the prior year, primarily a result of a $20.0 million decline in market value of available-for-sale securities, net of income taxes.

"We are pleased with our overall earnings and growth, including the increase in net interest income, despite continuing tight interest margins in the industry," said F. Scott Dueser, President and Chief Executive Officer. "First Financial would have made higher profits in the second quarter of 2004 compared to the same quarter last year, if adjusted for the quarter-to-quarter fluctuation in student loan sales. We continue to explore ways to improve our noninterest income and minimize our expenses and believe that these efforts will position us well for a strong performance in the second half of 2004."

Headquartered in Abilene, Texas, First Financial Bankshares is a financial holding company with consolidated assets totaling $2.1 billion operating separately-chartered banks with 28 locations in Texas, a trust company and a technology operating company. These subsidiaries are First National Bank of Abilene, Abilene; Eastland National Bank, Eastland; First Financial Bank, N.A., Cleburne; Hereford State Bank, Hereford; City National Bank, Mineral Wells; San Angelo National Bank, San Angelo; First Financial Bank, N.A., Southlake; Stephenville Bank & Trust Co., Stephenville; First National Bank, Sweetwater; Weatherford National Bank, Weatherford; First Financial Trust & Asset Management Company, N.A.; and First Technology Services, Inc.

The Company is listed on The Nasdaq Stock Market under the trading symbol FFIN. For more information about First Financial Bankshares, please visit our Web site at http://www.ffin.com.





                                     *****

Certain statements contained herein may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as "expect", "plan", "anticipate", "target", "forecast" and "goal". Because such "forward-looking statements" are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company's expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company's reports filed with the Securities and Exchange Commission, which may be obtained under "Investor Relations-Documents/Filings" on the Company's web site or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

                        FIRST FINANCIAL BANKSHARES, INC.
                   CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)
                 (In thousands, except share and per share data)



                                                                                                             June 30,
                                                                                                 ---------------------------------
                                                                                                       2004              2003
                                                                                                 ----------------  ---------------
ASSETS:
Cash and due from banks                                                                          $        83,321   $      109,795
Fed funds sold                                                                                               -             43,725
Investment securities                                                                                    904,470          879,181
Loans                                                                                                  1,009,796          920,942
     Allowance for loan losses                                                                           (11,932)         (11,523)
                                                                                                 ----------------  ---------------
Net loans                                                                                                997,864          909,419
Premises and equipment                                                                                    44,727           40,995
Goodwill and intangible assets                                                                            24,650           24,803
Other assets                                                                                              25,674           20,408
                                                                                                 ----------------  ---------------
     Total assets                                                                                $     2,080,706   $    2,028,326
                                                                                                 ================  ===============

LIABILITIES AND SHAREHOLDERS'  EQUITY:
Noninterest-bearing deposits                                                                     $       451,387   $      443,675
Interest-bearing deposits                                                                              1,296,007        1,300,143
                                                                                                 ----------------  ---------------
     Total deposits                                                                                    1,747,394        1,743,818
Fed Funds purchased and repurchase agreements                                                             66,694           12,056
Other liabilities                                                                                         17,316           21,272
Shareholders' equity                                                                                     249,302          251,180
                                                                                                 ----------------  ---------------
     Total liabilities and shareholders' equity                                                  $     2,080,706   $    2,028,326
                                                                                                 ================  ===============



                                                                       Three Months Ended                Six Months Ended
                                                                            June 30,                         June 30,
                                                                -------------------------------  ---------------------------------
INCOME STATEMENTS                                                     2004            2003             2004              2003
                                                                ---------------  --------------  ----------------  ---------------
Interest income                                                 $       23,828   $      23,990   $        47,920   $       48,346
Interest expense                                                         3,575           4,482             7,284            9,204
                                                                ---------------  --------------  ----------------  ---------------
Net interest income                                                     20,253          19,508            40,636           39,142
Provision for loan losses                                                  308             226               486              736
                                                                ---------------  --------------  ----------------  ---------------
Net interest income after
     provision for loan losses                                          19,945          19,282            40,150           38,406
Net gain on sale of student loans                                          638           1,606             2,430            1,843
Real estate mortgage fees                                                  551             815               975            1,499
Net gain (loss) on security transactions                                     -              (5)               18               (5)
Other noninterest income                                                 8,164           7,093            15,833           14,237
Noninterest expense                                                     16,498          15,521            32,388           30,627
                                                                ---------------  --------------  ----------------  ---------------
     Net income before income taxes                                     12,800          13,270            27,018           25,353
Income tax expense                                                       3,632           4,049             7,758            7,683
                                                                ---------------  --------------  ----------------  ---------------
     Net income                                                 $        9,168   $       9,221   $        19,260   $       17,670
                                                                ===============  ==============  ================  ===============

PER COMMON SHARE DATA
Net income - basic                                              $         0.59   $        0.60   $          1.24   $         1.14
Net income - diluted                                                      0.59            0.59              1.24             1.14
Cash dividends                                                            0.34            0.31              0.65             0.59
Book value                                                                                                 16.09            16.24
Market  value                                                                                              41.93            33.46
Shares Outstanding - end of period                                  15,494,406      15,471,429        15,494,406       15,471,429
Average Outstanding Shares - basic                                  15,490,643      15,466,371        15,487,200       15,461,477
Average Outstanding Shares - diluted                                15,561,547      15,519,299        15,560,050       15,514,470

PERFORMANCE RATIOS
Return on average assets                                                  1.77 %          1.84 %            1.85 %           1.78 %
Return on average equity                                                 14.50           15.09             15.21            14.70
Net interest margin (tax equivalent)                                      4.51            4.44              4.51             4.51
Efficiency ratio                                                         53.49           51.88             51.93            52.35


                        FIRST FINANCIAL BANKSHARES, INC.
                       SELECTED FINANCIAL DATA (UNAUDITED)
                      (In thousands, except per share data)

                                                                              Quarter Ended
                                                             2004                                     2003
                                                -------------------------------  -------------------------------------------------
                                                     June 30,       Mar. 31,        Dec. 31,         Sept 30,        June 30,
                                                --------------  ---------------  --------------  ----------------  ---------------
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period                   $     11,792   $       11,576   $      11,462   $        11,523   $       11,363
Loans charged off                                        (317)            (241)           (401)             (526)            (347)
Loan recoveries                                           149              279             307               232              281
                                                --------------  ---------------  --------------  ----------------  ---------------
Net (charge-offs) recoveries                             (168)              38             (94)             (294)             (66)
Provision for loan losses                                 308              178             208               233              226
                                                --------------  ---------------  --------------  ----------------  ---------------
Balance at end of period                         $     11,932   $       11,792   $      11,576   $        11,462   $       11,523
                                                ==============  ===============  ==============  ================  ===============

Allowance for loan losses /
     period-end loans                                    1.18  %          1.22  %         1.17  %           1.21  %          1.25 %
Allowance for loan losses /
     nonperforming loans                                690.7            767.0           661.0             711.1            823.7
Net charge-offs / average loans
     (annualized)                                        0.07            (0.02)           0.04              0.12             0.03


NONPERFORMING ASSETS
Nonaccrual loans                                 $      1,691   $        1,531   $       1,690   $         1,552   $        1,299
Accruing loans 90 days past due                            36                6              61                60              100
                                                --------------  ---------------  --------------  ----------------  ---------------
     Total nonperforming loans                          1,727            1,537           1,751             1,612            1,399
Foreclosed assets                                         798              961           1,420             1,411            1,445
                                                --------------  ---------------  --------------  ----------------  ---------------
     Total nonperforming assets                  $      2,525   $        2,498   $       3,171   $         3,023   $        2,844
                                                ==============  ===============  ==============  ================  ===============

As a % of loans and foreclosed assets                    0.25  %          0.26  %         0.32  %           0.32  %          0.31 %


CAPITAL RATIOS
Tier 1 Risk-based                                       18.88  %         19.31  %        18.83  %          19.14  %         19.16 %
Total Risk-based                                        19.87            20.33           19.83             20.17            20.22
Tier 1 Leverage                                         10.95            10.79           10.60             10.55            10.46
Equity to assets                                        11.98            12.68           12.02             12.03            12.38
